                                                                   Exhibit 10.14

                                                                        Option I

                      MEDIFAX, INC. STOCK OPTION AGREEMENT

        THIS AGREEMENT, dated as of the 19th day of July, 1996, is entered into by and between MEDIFAX, INC., a Missouri corporation (the "Corporation"), and Edward L. Samek (the "Optionee").

                                 WITNESSETH:

        WHEREAS, on July 19, 1996, the Board of Directors of the Corporation granted to Optionee, effective as of July 19, 1996 (the "Date of Grant"), an option (the "Option") to purchase shares of common stock of the Corporation ("Common Stock"), for the term, and upon the terms and conditions set forth below and those hereinafter stated:

        Number of shares of Common Stock                250,000
        Price per share (the "Price")                   $5.41
        Expiration Date (the "Expiration Date")         July 18, 2006

        NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

        1. GRANT OF OPTION. The Corporation hereby grants to the Optionee as a matter of separate inducement and agreement and not in lieu of any salary or other compensation for his services, the right and option to purchase on the terms and conditions hereinafter set forth, all or any part of an aggregate of Two Hundred Fifty Thousand (250,000) shares of Common Stock at the Price, exercisable in the manner specified in Section 2 of this Agreement.

        2. EXERCISABILITY OF OPTION. The Option is fully vested and may be exercised at any time, and from time to time, as to any part or all of the shares covered thereby commencing on the date hereof (the "Exercisability Date(s)").

        The Option may be exercised only as to whole shares. Fractional share interests shall be disregarded except that they may be accumulated from year to year.

        3. CONTINUANCE OF EMPLOYMENT. Nothing contained in this Agreement shall confer upon the Optionee any right with respect to his employment or interfere in any way with the right of the Corporation, its parent or any subsidiary, at any time to terminate such employment or to increase or decrease the compensation received by the Optionee as such an employee, but nothing contained herein shall affect any otherwise existing contractual rights of the Optionee.

        4. METHOD OF EXERCISE AND PAYMENT. Each exercise of the Option shall be by means of a written notice of, exercise, in accordance with Section 9 hereof, specifying the number of whole shares with respect to which the Option is being exercised, together with tender to the Corporation of the full Price of the Shares to be purchased. A written notice of exercise shall be irrevocable after it is effective in accordance with Section 9 unless the Corporation consents in writing to its revocation. The Price shall be paid in full at the time of each such purchase and may be paid (i) in cash, (ii) by check, (iii) with shares of Common stock already owned by Optionee having a fair market value equal in amount to the Price, or (iv) with a combination of such methods of payment.

        5. EFFECT OF TERMINATION OF EMPLOYMENT. The Option will remain exercisable until the Expiration Date even if Optionee's employment with the Corporation is terminated prior to such date for any reason including death or disability.

        6. NONASSIGNABILITY OF OPTION. Except as set forth below, the Option and the rights and privileges conferred hereby are not transferable or assignable, and shall not be pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment, garnishment, levy or similar process. The Option may be exercised during the lifetime of Optionee, only by him or, in the event of disability or death, by the duly appointed legal representative of Optionee or by his estate or transferees by will or under the laws of descent and distribution.

        7. RECAPITALIZATION. In the event that the outstanding shares of Common Stock of the Corporation are changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kind of shares available under this Option. Such adjustment shall be made without change in the total price applicable to the unexercised portion of this Option, and a corresponding adjustment in the Price shall be made.

        8. OPTIONEE NOT A STOCKHOLDER. Optionee shall have no rights as a stockholder with respect to the Common Stock covered by the Option until the date of the issuance of a stock certificate or stock certificates to him. No adjustment will be made for dividends or other rights for which the record date is prior to the date on which such stock certificates are issued even if such record date is subsequent to the date upon which notice of exercise was delivered and the tender of payment was accepted.

        9. NOTICES. Any notice to be given under the terms hereof shall be hand delivered to the Secretary of the Corporation or sent by certified mail, return receipt requested, to MEDIFAX, INC., Attention: Secretary, 3637 Green Road, Cleveland, Ohio 44122-5781, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto, or at such other address as a party may hereafter designate in writing to the other party. Any such notice shall have been deemed duly given when enclosed in a properly sealed envelope addressed as aforesaid, certified mail, and deposited (postage and certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

        10. APPLICATION OF SECURITIES LAWS. No shares of Common Stock may be purchased pursuant to the Option unless and until any then applicable requirements of the Securities and Exchange Commission, or any other regulatory agency having jurisdiction and of any exchanges upon which the Common Stock may be listed shall have been fully complied with. The Optionee represents and agrees that if he exercises the Option in whole or in part at a time when there is not in effect under the Securities Act of 1933, as amended (the "Act"), a registration statement relating to the shares issuable upon exercise and available for delivery to him a prospectus meeting the requirement of Section 10(a) (3) of the Act, he will not acquire the shares issuable upon such exercise except for the purpose of investment and without a view to their resale or distribution and that, as a condition to each such exercise and at the request of the Corporation, he will furnish to the Corporation a written statement satisfactory to the Corporation in form and substance. The Optionee further represents and agrees that if and when he proposes to publicly offer to sell shares which are issued to him upon exercise of the option, he will notify the Corporation prior to any such offering or sale and will abide by the opinion of counsel to the Corporation as to whether and under what circumstances, if any, he may offer and sell such shares. Any person or persons entitled to exercise the Option under the provisions of Section 6 shall be obligated under the provisions of this Section 10 to the same extent as is the Optionee.

        11. EFFECT OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Corporation and shall be binding upon the heirs, successors and assigns of Optionee, and except as otherwise provided herein, shall inure to the benefit of such heirs, successors and assigns.

        12. NECESSARY ACTS. Each party hereto agrees to perform any further acts and execute and deliver any documents which may be reasonably necessary to effectuate the purposes, intents and provisions of this Agreement.

        13. TAX WITHHOLDING. The Corporation shall have the right to deduct any sums required by federal, state, or local tax law to be withheld with respect to the exercise of the Option, but, in the alternative, the Optionee or other person exercising the Option may elect to pay such sums to the Corporation by delivering written notice of that election to the Corporation not less than thirty (30) or more than sixty (60) days prior to exercise.

        14. LAWS APPLICABLE TO CONSTRUCTION. The option has been granted, executed and delivered as of the day and year first above written and the interpretation, performance and enforcement of the Option and this Agreement shall be governed by the laws of the State of Missouri. This Option has not been granted pursuant to any stock option plan of the Corporation and is therefore not subject to any restrictions or limitations contained therein.

        IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf, and attested, by its officers, and the Optionee has hereunto set his hand as of the day and year first above written.


MEDIFAX, INC.

By:  /s/ Martin H. Marcus                      /s/ Edward L. Samek
  --------------------------------            --------------------------------
  Martin H. Marcus                            Edward L. Samek
        Chairman                              Optionee

                                              ---------------------------------
                                              Address
By: /s/ Haines Hargrett
  --------------------------------            ---------------------------------
  Haines Hargrett                             City, State, ZIP Code

Title: Treasurer
      ---------------------------

                                                                       Option II

                                 MEDIFAX, INC.
                             STOCK OPTION AGREEMENT


                  THIS AGREEMENT, dated as of the 19th day of July, 1996, is entered into by and between MEDIFAX, INC., a Missouri corporation (the "Corporation"), and Edward L. Samek (the "Optionee").

                                   WITNESSETH

        WHEREAS, on July 19, 1996, the Board of Directors of the Corporation granted to Optionee, effective as of July 19, 1996 (the "Date of Grant"), an option (the "Option") to purchase shares of common stock of the Corporation ("Common Stock"), for the term, and upon the terms and conditions set forth below and those hereinafter stated:

        Number of shares of Common Stock            250,000
        Price per share (the "Price")               $5.41
        Expiration Date (the "Expiration Date")     July 18, 2006

        NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

        1. GRANT OF OPTION. The Corporation hereby grants to the Optionee as a matter of separate inducement and agreement and not in lieu of any salary or other compensation for his services, the right and option to purchase on the terms and conditions hereinafter set forth, all or any part of an aggregate of Two Hundred Fifty Thousand (250,000) shares of Common Stock at the Price, exercisable in the manner specified in Section 2 of this Agreement.

        2. EXERCISABILITY OF OPTION. The Option may be exercised at any time, and from time to time, as to any part or all of the shares covered thereby in accordance with the following schedule (the "Exercisability Date(s)"):

        a. Commencing one (1) year from the date hereof Twenty-Five percent (25%) of the shares subject to this Option may be purchased.

        b. An additional Twenty-Five percent (25%) of the shares subject to this Option may be purchased during the period beginning two (2) years from the date hereof

        c. An additional Twenty-Five percent (25%) of the shares subject to this Option may be purchased during the period beginning three (3) years from the date hereof.

        d. The balance of the shares subject to this Option may be purchased beginning four (4) years from the date hereof, but in no event may shares be purchased under the option after the Expiration Date.

        The Option may be exercised only as to whole shares. Fractional share interests shall be disregarded except that they may be accumulated from year to year.

        The Option shall become immediately exercisable as to all shares granted hereunder upon a change of control of the Corporation as such term is defined in Section 8 hereof, other than through an initial public offering of the Corporation. In addition, the Board, in its discretion, may accelerate the Exercisability Date of the Option and the dates on which subsequent installments become exercisable.

        3. CONTINUANCE OF EMPLOYMENT. Nothing contained in this Agreement shall confer upon the Optionee any right with respect to his employment or interfere in any way with the right of the Corporation, its parent or any subsidiary, at any time to terminate such employment or to increase or decrease the compensation received by the Optionee as such an employee, but nothing contained herein shall affect any otherwise existing contractual rights of the Optionee.

        4. METHOD OF EXERCISE AND PAYMENT. Each exercise of the Option shall be by means of a written notice of exercise, in accordance with Section 10 hereof, specifying the number of whole shares with respect to which the Option is being exercised, together with tender to the Corporation of the full Price of the shares to be purchased. A written notice of exercise shall be irrevocable after it is effective in accordance with Section 10 unless the Corporation consents in writing to its revocation. The Price shall be paid in full at the time of each such purchase and may be paid (i) in cash, (ii) by check, (iii) with shares of Common Stock already owned by Optionee having a fair market value equal in amount to the Price, or (iv) with a combination of such methods of payment.

        5. EFFECT OF TERMINATION OF EMPLOYMENT. Any portion of the Option that has vested and is exercisable at the time of the termination of Optionee's employment with the Corporation, including termination due to death or disability, will remain exercisable until the Expiration Date. That portion of the Option that is unvested as of the date of termination of Optionee's employment Shall be cancelled.

        6. NONASSIGNABILITY OF OPTION. Except as set forth below, the Option and the rights and privileges conferred hereby are not transferable or assignable, and shall not be pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment, garnishment, levy or similar process. The Option may be exercised during the lifetime of Optionee, only by him or, in the event of disability or death, by the duly appointed legal representative of Optionee or by his estate or transferees by will or under the laws of descent and distribution.

        7. RECAPITALIZATION. In the event that the outstanding shares of Common Stock of the Corporation are changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kind of shares available under this Option. Such adjustment shall be made without change in the total price applicable to the unexercised portion of this Option, and a corresponding adjustment in the price shall be made.

        8. CHANGE OF CONTROL. For purposes of this Option, the term change of control shall mean the occurrence of any of the following events. (i) the Corporation is merged or consolidated with another corporation and the Corporation is not the surviving corporation, (ii) all or substantially all of the assets or more than fifty percent (50%) of the voting stock of the Corporation is acquired by another corporation, or (iii) a reorganization or liquidation of the Corporation.

        9. OPTIONEE NOT A STOCKHOLDER. Optionee shall have no rights as a stockholder with respect to the Common Stock covered by the Option until the date of the issuance of a stock certificate or stock certificates to him or her. No adjustment will be made for dividends or other rights for which the record date is prior to the date on which such stock certificates are issued even if such record date is subsequent to the date upon which notice of exercise was delivered and the tender of payment was accepted.

        10. NOTICES. Any notice to be given under the terms hereof shall be hand delivered to the Secretary of the Corporation or sent by certified mail, return receipt requested, to MEDIFAX, INC., Attention: Secretary, 3637 Green Road, Cleveland, Ohio 44122-5781, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto, or at such other address as a party may hereafter designate in writing to the other party. Any such notice shall have been deemed duly given when enclosed in a properly sealed envelope addressed as aforesaid, certified mail, and deposited (postage and certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

        11. APPLICATION OF SECURITIES LAWS. No shares of Common Stock may be purchased pursuant to the Option unless and until any then applicable requirements of the Securities and Exchange Commission, or any other regulatory agency having jurisdiction and of any exchanges upon which the Common Stock may be listed shall have been fully complied with. The Optionee represents and agrees that if he exercises the Option in whole or in part at a time when there is not in effect under the Securities Act of 1933, as amended (the "Act"), a registration statement relating to the shares issuable upon exercise and available for delivery to him a prospectus meeting the requirement of Section 10(a) (3) of the Act, he will not acquire the shares issuable upon such exercise except for the purpose of investment and without a view to their resale or distribution and that, as a condition to each such exercise and at the request of the Corporation, he will furnish to the Corporation a written statement satisfactory to the Corporation in form and substance. The Optionee further represents and agrees that if and when he proposes to publicly offer to sell shares which are issued to him upon exercise of the option, he will notify the Corporation prior to any such offering or sale and will abide by the opinion of counsel to the Corporation as to whether and under what circumstances, if any, he may offer and sell such shares. Any person or persons entitled to exercise the Option under the provisions of Section 6 shall be obligated under the provisions of this Section 11 to the same extent as is the Optionee.

        12. EFFECT OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Corporation and shall be binding upon the heirs, successors and assigns of Optionee, and except as otherwise provided herein, shall inure to the benefit of such heirs, successors and assigns.

        13. NECESSARY ACTS. Each party hereto agrees to perform any further acts and execute and deliver any documents which may be reasonably necessary to effectuate the purposes, intents and provisions of this Agreement.

        14. TAX WITHHOLDING. The Corporation shall have the right to deduct any sums required by federal, state, or local tax law to be withheld with respect to the exercise of the Option, but, in the alternative, the Optionee or other person exercising the Option may elect to pay such sums to the Corporation by delivering written notice of that election to the Corporation not less than thirty (30) or more than sixty (60) days prior to exercise.

        15. LAWS APPLICABLE TO CONSTRUCTION. The option has been granted, executed and delivered as of the day and year first above written and the interpretation, performance and enforcement of the Option and this Agreement shall be governed by the laws of the State of Missouri. This Option has not been granted pursuant to any stock option plan of the Corporation and is therefore not subject to any restrictions or limitations contained therein.

        IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf and attested, by its officers, and the Optionee has hereunto set his hand as of the day and year first above written

MEDIFAX, INC.


By: /s/ Martin H. Marcus                     /s/ Edward L. Samek
  ------------------------------            -----------------------------------
        Martin H. Marcus                    Edward L. Samek
        Chairman                            Optionee


                                            -----------------------------------
                                            Address

By: /s/ Haines Hargrett
  -----------------------------             -----------------------------------
   Haines Hargrett                          City, State, ZIP Code

Title: Treasurer
       -----------------------

                                                                      Option III

                                 MEDIFAX, INC.
                             STOCK OPTION AGREEMENT


        THIS AGREEMENT, dated as of the 19th day of July, 1996, is entered into by and between MEDIFAX, INC., a Missouri corporation (the "Corporation"), and Edward L. Samek (the "Optionee").

                                   WITNESSETH

        WHEREAS, on July 19, 1996, the Board of Directors of the Corporation granted to Optionee, effective as of July 19, 1996 (the "Date of Grant"), an option (the "Option") to purchase shares of common stock of the Corporation ("Common Stock"), for the term, and upon the terms and conditions set forth below and those hereinafter stated;

        Number of shares of Common Stock                250,000
        Price per share (the "Price")                   $5.41
        Expiration Date (the "Expiration Date")         July 18, 2006

        NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

        1. GRANT OF OPTION. The Corporation hereby grants to the Optionee as a matter of separate inducement and agreement and not in lieu of any salary or other compensation for his services, the right and option to purchase on the terms and conditions hereinafter set forth, all or any part of an aggregate of Two Hundred Fifty Thousand (250,000) shares of Common Stock at the Price, exercisable in the manner specified in Section 2 of this Agreement.

        2. EXERCISABILITY OF OPTION. The Option may be exercised at any time, and from time to time, as to any part or all of the shares covered thereby in accordance with the following schedule (the "Exercisability Date(s)"):

        a. Commencing June 20, 2001, Twenty-Five percent (25%) of the shares subject to this Option may be purchased.

        b. An additional Twenty-Five percent (25%) of the shares subject to this Option may be purchased during the period beginning June 20, 2002.

        c. An additional Twenty-Five percent (25%) of the shares subject to this Option may be purchased during the period beginning June 20, 2003.

        d. The balance of the shares subject to this Option may be purchased beginning June 20, 2004, but in no event may shares be purchased under the Option after the Expiration Date.

        The Option may be exercised only as to whole shares. Fractional share interests shall be disregarded except that they may be accumulated from year to year.

        The Option shall become immediately exercisable as to all shares granted hereunder upon a change of control of the Corporation as such term is defined in
Section 8 hereof, other than through an initial public offering of the Corporation, or upon certain performance targets established by the Board. In addition, the Board, in its discretion, may accelerate the Exercisability Date of the Option and the dates on which subsequent installments become exercisable.

        3. CONTINUANCE OF EMPLOYMENT. Nothing contained in this Agreement shall confer upon the Optionee any right with respect to his employment or interfere in any way with the right of the Corporation, its parent or any subsidiary, at any time to terminate such employment or to increase or decrease the compensation received by the Optionee as such an employee, but nothing contained herein shall affect any otherwise existing contractual rights of the Optionee.

        4. METHOD OF EXERCISE AND PAYMENT. Each exercise of the Option shall be by means of a written notice of exercise, in accordance with Section 10 hereof, specifying the number of whole shares with respect to which the Option is being exercised, together with tender to the Corporation of the full Price of the shares to be purchased. A written notice of exercise shall be irrevocable after it is effective in accordance with Section 10 unless the Corporation consents in writing to its revocation. The Price shall be paid in full at the time of each such purchase and may be paid (i) in cash, (ii) by check, (iii) with shares of Common Stock already owned by Optionee having a fair market value equal in amount to the Price, or (iv) with a combination of such methods of payment.

        5. EFFECT OF TERMINATION OF EMPLOYMENT. Any portion of the Option that has vested and is exercisable at the time of the termination of Optionee's employment with the Corporation, including termination due to death or disability, will remain exercisable until the Expiration Date. That portion of the Option that is unvested as of the date of termination of Optionee's employment shall be cancelled.

        6. NONASSIGNABILITY OF OPTION. Except as set forth below, the Option and the rights and privileges conferred hereby are not transferable or assignable, and shall not be pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment, garnishment, levy or similar process. The Option may be exercised during the lifetime of Optionee, only by him or, in the event of disability or death, by the duly appointed legal representative of Optionee or by his estate or transferees by will or under the laws of descent and distribution.

        7. RECAPITALIZATION. In the event that the outstanding shares of Common Stock of the Corporation are changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kind of shares available under this Option. Such adjustment shall be made without change in the total price applicable to the unexercised portion of this Option, and a corresponding adjustment in the Price shall be made.

        8. CHANGE OF CONTROL. For purposes of this Option, the term change of control shall mean the occurrence of any of the following events: (i) the Corporation is merged or consolidated with another corporation and the Corporation is not the surviving corporation, (ii) all or substantially all of the assets or more than fifty percent (50%) of the voting stock of the Corporation is acquired by another corporation, or (iii) a reorganization or liquidation of the Corporation.

        9. OPTIONEE NOT A STOCKHOLDER. Optionee shall have no rights as a stockholder with respect to the Common Stock covered by the Option until the date of the issuance of a stock certificate or stock certificates to him or her. No adjustment will be made for dividends or other rights for which the record date is prior to the date on which such stock certificates are issued even if such record date is subsequent to the date upon which notice of exercise was delivered and the tender of payment was accepted.

        10. NOTICES. Any notice to be given under the terms hereof shall be hand delivered to the Secretary of the Corporation or sent by certified mall, return receipt requested, to MEDIFAX, INC., Attention: Secretary, 3637 Green Road, Cleveland, Ohio 44122-5781, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto, or at such other address as a party may hereafter designate in writing to the other party. Any such notice shall have been deemed duly given when enclosed in a properly sealed envelope addressed as aforesaid, certified mail, and deposited (postage and certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

        11. APPLICATION OF SECURITIES LAWS. No shares of Common Stock may be purchased pursuant to the Option unless and until any then applicable requirements of the Securities and Exchange Commission, or any other regulatory agency having jurisdiction and of any exchanges upon which the Common Stock may be listed shall have been fully complied with. The Optionee represents and agrees that if he exercises the Option in whole or in part at a time when there is not in effect under the Securities Act of 1933, as amended (the "Act"), a registration statement relating to the shares issuable upon exercise and available for delivery to him a prospectus meeting the requirement of Section 10(a) (3) of the Act, he will not acquire the shares issuable upon such exercise except for the purpose of investment and without a view to their resale or distribution and that, as a condition to each such exercise and at the request of the Corporation, he will furnish to the Corporation a written statement satisfactory to the Corporation in form and substance. The Optionee further represents and agrees that if and when he proposes to publicly offer to sell shares which are issued to him upon exercise of the option, he will notify the Corporation prior to any such offering or sale and will abide by the opinion of counsel to the Corporation as to whether and under what circumstances, if any, he may offer and sell such shares. Any person or persons entitled to exercise the Option under the provisions of Section 6 shall be obligated under the provisions of this Section 11 to the same extent as is the Optionee.

        12. EFFECT OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Corporation and shall be binding upon the heirs, successors and assigns of Optionee, and except as otherwise provided herein, shall inure to the benefit of such heirs, successors and assigns.

        13. NECESSARY ACTS. Each party hereto agrees to perform any further acts and execute and deliver any documents which may be reasonably necessary to effectuate the purposes, intents and provisions of this Agreement.

        14. TAX WITHHOLDING. The Corporation shall have the right to deduct any sums required by federal, state, or local tax law to be withheld with respect to the exercise of the Option, but, in the alternative, the Optionee or other person exercising the Option may elect to pay such sums to the Corporation by delivering written notice of that election to the Corporation not less than thirty (30) or more than sixty (60) days prior to exercise.

        15. LAWS APPLICABLE TO CONSTRUCTION. The option has been granted, executed and delivered as of the day and year first above written and the interpretation, performance and enforcement of the Option and this Agreement shall be governed by the laws of the State of Missouri. This Option has not been granted pursuant to any stock option plan of the Corporation and is therefore not subject to any restrictions or limitations contained therein.

        IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf, and attested, by its officers, and the Optionee has hereunto set his hand as of the day and year first above written.

MEDIFAX, INC.

By: /s/ Martin H. Marcus                     /s/ Edward L. Samek
  ----------------------------------         -------------------------------
   Martin H. Marcus                          Edward L. Samek
   Chairman                                  Optionee

                                             -------------------------------
                                             Address
By: /s/ Haines Hargrett
   --------------------------------          -------------------------------
   Haines Hargrett                           City, State, ZIP Code

Title: Treasurer
     ------------------------------